Exhibit 99.1

Pr i v a t e & C o n f i d e n t i a l Investor Presentation A u g u s t 202 2

Disclaimer 2 This Presentation (together with oral statements made in connection herewith, the “Presentation”) is for informational purposes only to assist prospective purchasers in a private placement in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between EdtechX Holdings Acquisition Corp. II (“EdtechX”) and zSpace, Inc. (“zSpace”), and the proposed private placement of securities of EdtechX in connection with the Business Combination. This Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of EdtechX or zSpace. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, reproduce, disclose or use such information for any purpose other than for the purpose of evaluating your firm’s participation in the potential financing, that you will not distribute, reproduce, disclose or use such information in any way detrimental to EdtechX or zSpace, and that you will return to EdtechX and zSpace, delete or destroy this Presentation upon request. Further, by accepting this Presentation, the recipient agrees to maintain all such information in strict confidence, including in strict accordance with any other contractual obligations applicable to the recipient and all applicable laws, until such information becomes publicly available not as a result of any breach of such confidentiality obligation. You are also being advised that the United States securities laws restrict persons with material non - public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. The information contained herein does not purport to be all - inclusive and none of EdtechX, zSpace, nor any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Prospective investors in the proposed private placement should consult with their own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation [(including, without limitation, the Placement Agent or any of their respective affiliates or control persons, officers, managers, directors and employees)] in making its investment decision to subscribe for securities of EdtechX in connection with the Business Combination. To the fullest extent permitted by law, in no circumstances will EdtechX, zSpace or any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of EdtechX, zSpace, the proposed private placement or the Business Combination. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs.

Forward Looking Information 3 Certain statements in this Presentation may be considered “forward - looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward - looking statements herein generally relate to future events or the future financial or operating performance of EdtechX, zSpace or the combined company expected to result from the Business Combination (the “Combined Company”). For example, projections of future financial performance of zSpace and the Combined Company, the Combined Company’s business plan, other projections concerning key performance metrics, the proceeds of the Business Combination and the Combined Company’s expected cash runway, and the potential effects of the Business Combination on EdtechX and the Combined Company, are forward - looking statements. In some cases, you can identify forward - looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe” “predict,” “project,” “target,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology. Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward - looking statements. These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by EdtechX, zSpace and its management, as the case may be, are inherently uncertain and subject to material change. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risk and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in EdtechX’s final prospectus relating to its initial public offering, dated December 10, 2020, its Annual Report on Form 10 - K for the year ended December 31, 2021, and other filings with the Securities and Exchange Commission (“SEC”), as well as factors associated with companies, such as zSpace, that are engaged in the business of educational technology, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate, including the factors described in the summary risk factors that will accompany this Presentation; macroeconomic conditions related to the global COVID - 19 pandemic; the failure to realize the anticipated benefits of the Business Combination; the failure by zSpace to complete any current pending or future contemplated acquisitions; the amount of redemption requests made by EdtechX’s public stockholders; EdtechX’s ability to procure private placement subscriptions in connection with the Business Combination sufficient to satisfy zSpace’s business objectives. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved. You should not place undue reliance on forward - looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein.

Additional Information 4 Us e o f P r o jec t i o n s This Presentation contains projected financial information with respect to zSpace. Such projected financial information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as being predictive of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such prospective financial information, including without limitation, assumptions regarding EdtechX’s and zSpace’s ability to consummate the Business Combination and zSpace’s pending acquisitions, the failure of which to materialize could cause actual results to differ materially from those contained in the prospective financial information. EdtechX and zSpace caution that their assumptions may not materialize and that current economic conditions render such assumptions, although believed reasonable at the time they were made, subject to greater uncertainty. See the section above titled “Forward - Looking Statements”. The inclusion of financial forecast information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither EdtechX’s nor zSpace’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation or any other purpose, and accordingly, none of such independent auditors has expressed any opinion or provided any other form of assurance with respect to such projections. Fi n a nc i a l I n f o r m at i o n The financial information and data contained in this Presentation, including the Non - GAAP Financial Measures referred to below, is unaudited and does not conform to Regulation S - X promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any registration statement that may be filed in connection with the potential Business Combination. Use of Non - GAAP Financial Measures This Presentation includes non - GAAP financial measures. EdtechX and zSpace believe that these non - GAAP measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by zSpace’s management to assess its performance. EdtechX and zSpace believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non - GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non - GAAP financial measures differently, and therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Additional Information In connection with the proposed Business Combination, EdtechX intends to file with the SEC a registration statement on Form S - 4 containing a preliminary proxy statement/prospectus of EdtechX and consent solicitation statement of zSpace, and after the registration statement is declared effective, EdtechX and zSpace will mail a definitive proxy statement/prospectus/consent solicitation statement relating to the proposed Business Combination to their respective stockholders. This Presentation does not contain any information that should be considered by EdtechX’s or zSpace’s stockholders concerning the proposed Business Combination and is not intended to constitute the basis of any voting or investment decision in respect of the Business Combination or the securities of EdtechX. EdtechX’s and zSpace’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus/consent solicitation statement and the amendments thereto and the definitive proxy statement/prospectus/consent solicitation statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about EdtechX, zSpace and the Business Combination. When available, the definitive proxy statement/prospectus/consent solicitation statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of EdtechX and zSpace as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus/consent solicitation statement, the definitive proxy statement/ prospectus/consent solicitation statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: EdtechX Holdings Acquisition Corp. II, 22 Soho Square, London, W1D 4NS, United Kingdom.

Additional Information 5 Pa r t i c i p a n ts i n t h e S o li c i tat i o n EdtechX, zSpace and their respective directors and executive officers may be deemed participants in the solicitation of proxies from EdtechX’s stockholders with respect to the proposed Business Combination. A list of the names of EdtechX’s directors and executive officers and a description of their interests in EdtechX is contained in EdtechX’s final prospectus relating to its initial public offering, dated December 10, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to EdtechX Holdings Acquisition Corp. II, 22 Soho Square, London, W1D 4NS, United Kingdom. Additional information regarding the interests of the participants in the solicitation of proxies from EdtechX’s stockholders with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination when available. No Offer or Solicitation This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any private offering of securities in connection with the Business Combination (the “Securities”) will not be registered under the Securities Act, and will be offered as a private placement to a limited number of “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or institutional “accredited investors” (within the meaning of Rule 501(a) under the Securities Act). Accordingly, until registered for resale, the Securities must continue to be held until a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption from registration under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither zSpace nor EdtechX is making an offer of the Securities in any state or jurisdiction where the offer is not permitted. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. In d u st r y a n d M a r k e t D at a Certain information contained in this Presentation relates to or is based on studies, publications, surveys and zSpace’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while zSpace believes its internal research is reliable, such research has not been verified by any independent source and none of zSpace, nor any of its affiliates nor any of its control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but EdtechX and zSpace will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. No Relationship or Joint Venture Nothing contained in this Presentation will be deemed or construed to create the relationship of partnership, association, principal and agent or joint venture. This Presentation does not create any obligation on the part of either zSpace, EdtechX or the recipient to enter into any further agreement or arrangement. Unless and until a definitive agreement has been fully executed and delivered, no contract or agreement providing for a transaction will be deemed to exist and none of EdtechX, zSpace or the recipient will be under any legal obligation of any kind whatsoever. Accordingly, this Presentation is not intended to create for any party a right of specific performance or a right to seek any payment or damages for failure, for any reason, to complete the proposed transactions contemplated herein.

EdtechX Holdings Acquisition Corp. II: Edtech & Future of Work-Focused SPAC With a "SPAC for Good" Impact Mandate

Nasdaq
201,790 followers
1d • Edited •

edtechx holdings

EdTechX Holdings (NASDAQ : EDTXU), a new member of the Nasdaq family, has launched a #SPACsForGood campaign.

Lead by Benjamin Vedrenne-Cloquet and Charles McIntyre, the campaign is an invitation to other SPACs founders and teams to support endowments involved in education, health, environment, diversity and tech inclusion.
Learn more: spr.ly/6018HO2Dq


NASDAQ WELCOMES
TO THE NASDAQ FAMILY
DECEMBER 11TH 2020
edtechx holdings
EDTX NasdaqListed
Nasdaq

EdtechX
ESG & Impact Assessment Methodology

1. Reach & Affordability
2. Quality of Education / Training & Gainful of Skills & Employment
3. Efficacy & Sustainability
4. Customer Privacy & Data Security
5. Responsible Selling and Marketing Practices
6. Employee Engagement, Diversity & Inclusion
7. Business Ethics & Competitive Behavior

zSpace edtechx holdings
6

zSpace: Pioneering the "Eduverse"

zSpace's immersive AR/VR technology unites education with the metaverse, providing students with equitable access to innovative, engaging learning experiences.



Global AR, VR, and mixed reality (MR) market[1] :

$250b by 2028
(vs. $28b in 2021)



Sectors expected to witness the most disruption by immersive technologies over the next 12 months according to XR/ARNR/MR industry experts in the United States
Healthcare and medical devices 38%
Education 28%
Workforce development and training 24%
Manufacturing 21%
Automotive 19%
Marketing and advertising 16%
Logistics/transportation 16%
Retail/ecommerce 15%
Military and defense 13%
Commercial real estate (e.g., construction) 13%
Residential real estate (e.g., virtual showings) 10%
Tourism 5%
Other 4%
0% 5% 10% 15% 20% 25% 30% 35% 40% 45%
Share of respondents
Sources
Perkins Coie; XRA; Boost VC
© Statista 2021
Additional Information:
Worldwide; United States; Perkins Coie; XRA; Boost VC; January to February 2020; 191 r
in the U.S.); Online survey
statista

Spending on AR and VR in Education market globally[2] : **$12.6 billion in 2025**
CAGR of 32%[3]

1) Source: https://www.statista.com/statistics/591181/global-augmented-virtual-reality-market-size/
2) Holon IQ : https://www.holoniq.com/edtech/10-charts-that-explain-the-global-education-technology-market/
3) 2018 - 2025 CAGR.

zSpace edtechx holdings
7

Transaction Overview – zSpace

($millions, except share price)

Combined Pro forma [1]	zSpace Shareholder Rollover Equity	Committed Anchor PIPE @ $10.15 [2]	Extended Lock-Up [3]	Earnout / Escrow Shares [4]
Enterprise Value **$188M** Market Cap **$219M**	100%	$25M	6 to 18 months	zSpace – 20%

Estimated Growth Profile FY21-FY24E [5]	TEV / 23E Rev. At Deal	Listed Peer Group TEV / 23E Rev. (median) [6]	SPAC Cash in Trust + Potential Additional Funding/ Min Cash Closing Condition [7]	Use of Net Proceeds [8]
Revenue: 43% CAGR ARR: 41% CAGR	**3.7x** FY23E Revenues ($51.8M) [9] 4.3x to 4.6x with earnout [10]	~4.8x (EdTech peers) ~5.4x (Metaverse/AR/VR peers)	$44M / $24M	**100% Primary** ▪ Organic Growth ▪ M&A Software

(1) See Illustrative Transaction Summary – Includes redemptions post June 2, 2022 extension vote. Assumes no further redemption.
(2) Anchor PIPE from GII, Kuwait Investment Authority. Comprised of the cancellation of $25M of indebtedness owed by the Company to GII and Kuwait Investment Authority.
(3) Lock-up for non-management shareholders and Sponsors: 6 to 18 months with early release of 7.5% at closing. Employee shareholders 6 to 12 months.
(4) 3.7M Performance shares for zSpace shareholders representing $38m (@10.15 per share) and so representing 20% of the EV at close ($188m).
(5) Based on zSpace Base case. Based on the mid point of zSpace revenue estimates. Base Case forward looking estimates are subject to change and only provided here as guidance. Actual figures may be materially different.
(6) EdTech peers include CHGG, PWSC, INST, DUOL, COUR, DCBO, KAHOT, ARCE and UDMY. Metaverse peers include FB, SNAP and U. See peer benchmarking analysis on page 37.
(7) Reflects minimum cash condition net of SPAC expenses.
(8) Net of Transaction expenses and debt repayment
(9) Mid point of zSpace revenue estimates. See financial projections herein.
(10) Earnout linked to certain M&A milestones , revenues and share price targets. 4.2x based on FY23 Revenues, 4.7X based on organic FY23 revenues. Excludes potential acquisitions.

zSpace edtechx holdings 8

Illustrative Transaction Summary - ($millions, except share price) Note: Illustrative Transaction Summary Includes redemptions post June 2, 2022 extension vote. Assumes no further redemption. (1) Pre - earnout enterprise value. Excludes potential acquisitions. (2) Comprises: cash in trust of $24M, assuming no redemptions, plus an estimated $20M or more of Potential (5) Definitive agreement allows for parties to bring additional funding as part of the Parent Financing. No agreement for additional funding currently in place. Existing zSpace senior debt facility from East West Bank. Repayment of zSpace’s shareholder loan. Approximately $6M for EdTechX expenses (incl. back - end fees), $4M for zSpace and $3M for potential additional funding. Pre - earnout Pro Forma Valuation and Ownership. (6) (7) Additional Funding (see footnote 5) and Senior Debt of $4M before estimated transaction expenses of $13M. (8) (3) Assuming no further redemptions and inclusion of 6 months of $0.10 per quarter per share. (4) Ex i s t i ng P I P E c o m m i tt e d b y K I A and G II . (9) T r a n s a c t i o n S u mm a r y • Implied enterprise value of $188M, 3.7x ‘23E Organic Revenue $51.8M (1) • Up to $48M cash to balance sheet for continued growth of combined company before transaction costs (2) • Includes a $38M performance earnout, or 3.7M additional shares post - earnout: – 1/3 of the earnout upon the successful execution of a first acquisition and upon 20 consecutive trading days at $11.50 (VWAP) – 1/3 of the earnout upon the successful execution of a second acquisition or upon 20 consecutive trading days at $12.50 (VWAP) – 1/3 of the earnout upon reaching $100M in Revenue or upon 20 consecutive trading days at $13.50 (VWAP) – 1M wa rr a n t s ( $11. 50) P r o F o r m a O w n e rs h i p (9) P r o F o r m a Va l u a t i o n A t C l o s e (8) Pro Forma Ownership (Shares) zSpace Shareholders (not incl. PIPE) SPAC Public Shareholders PIPE Shareholders (@$10.15) Potential Additional Funding SPAC Sponsors 13 . 1 2 . 3 2 . 5 2 . 0 1 . 8 Total Shares 21 . 6 Pro Forma Ownership (%) zSpace Shareholders (not incl. PIPE) SPAC Public Shareholders PIPE Shareholders (@$10.15) Potential Additional Funding SPAC Sponsors 60 . 5% 10 . 7% 11 . 4% 9 . 1% 8 . 3% Pro Forma Ownership (%) 100 . 0% Illustrative Share Price $10.15 Pro Forma Shares Outstanding (M) 21.7 Equity Value $220 P r o Fo r m a N e t D eb t (31) Enterprise Value $189 TEV / '23E Revenue Multiple ($51.8M) 3.7x 9 S ou r ce s Sources & Uses Uses C a sh i n T r u st (3) $24 Cancellation of zSpace Debt (7) $25 Committed PIPE (@$10.15) (4) 25 Cash to Balance Sheet 35 P o t e n t i a l A dd i t i o n a l F un d i n g (5) 20 E s t i m a t e d F ee s & E x pe n s e s (8) 13 Senior Debt Facility (est.) (6) 4 Total Cash Sources $73 Total Cash Uses $73 Rollover Equity (100%) 134 Rollover Equity (100%) 134 Total Sources $207 Total Uses $207

zSpace Vision: expanding across the entire learning spectrum 10

Investment Highlights Rapid growth in bookings, revenue and gross margins, and penetration in top 10 US school districts Leading provider of AR/VR technology in the education market 11 Pipeline and existing book of business provides strong visibility Differentiated and proprietary immersive and tracking technologies Key strategic partnerships and network of 3rd party developers provide ability to rapidly scale internationally Targeted pipeline of software acquisitions to increase Annual Recurring Revenue (ARR) 01 02 03 04 05 06

z S p a c e I n t r o d u c t o r y V i d e o 12

Company Overview

Company Snapshot

Leading commercial provider of AR/VR technology, focused on the Education & Training sector

By the Numbers

$56M
FY23E Projected Revenue

54%
FY22E - FY24E Revenue CAGR

65%
FY23E Recurring Revenue

43%
FY24E Gross Margin

> 70
Patents

> 2,400*
School Customers (US)

> 1M**
Annual student usage

A Customer Base with the Largest US School Districts***

US zSpace Customer	Students****	US Rank
New York City	984k	#1
Los Angeles Unified	634k	#2
Chicago Public Schools	378k	#3
Miami-Dade County	357k	#4
Clark County	327k	#5
Broward County	272k	#6
Houston ISD	216k	#7
Hillsborough County	214k	#8
Orange County	201k	#9
Palm Beach	193K	#10

Industry Recognition & Awards

Cool Tool Award 2017 Finalist
2017 Awards of Excellence Tech & Learning
CES Innovation Awards 2019
Gartner Cool Vendor
Awards of Excellence Winner! Tech & Learning
Inc. 5000 America's Fastest-Growing Private Companies
Tech & Learning Best of Show at ISTE 2016 Winner

zSpace edtechx holdings

* As of 3/31/2022. ** Management assumes usage of 75% of students within schools. *** National Center for Education Statistics.

**** zSpace utilization varies by school district.

13

zSpace Education Market Offers a Large Opportunity* ( > $200B) Source: National Center for Education Statistics, Ministries of Education in various countries. * 5 y e a r T A M r e v e nu e , a v e r a g e " 1 l a b " p e r s c h oo l . ** APAC excludes China. India included in K12, but not included in Workforce. $ 24. 9 B $ 41. 7 B $ 60. 2 B $ 78. 8 B $7 B $ 1 . 2 B $ 2 . 8 B $ 2 . 5 B U n i t e d States C h i n a E M EA APAC ** ~$205B TAM (K - 12) ~$14B TAM (Career Tech Ed [CTE] / Workforce) 14

US Market Opportunity is Bolstered by US Federal Stimulus >$280B Covid - 19 legislation has added funding to K - 12 education, adding growth potential 15 https:// www.future - ed.org/what - congressional - covid - funding - means - for - k - 12 - schools/ C A RE S Ac t S i g ne d i n t o L a w M a r c h 202 0 Covid Relief Package S i g ne d i n t o L a w December 2020 A m e r i c a n R e scu e P l a n Signed into Law March 2021 E d u c a ti o n T o t a l $31B $82B $168B K - 12* $14B $54B $122B Higher Ed $14B $22B $40B Governors $3B $4B $3B

Validated Efficacy with AR/VR in Education and Workforce Training 16

Technology

Hardware

Continuously developing new products for existing and new markets

Original Versions

Classroom Lab Model	One-to-One Model
	
AIO	**Laptop**
Professional High-Performance	Education/K12

New Generation



Inspire

Commercially launched Q1/2022

Strategic Direction

Key Partnership with Major PC OEM

- Leverage their Supply Chain
- Leverage their existing worldwide reseller network

zSpace edtechx holdings

17

Technology

Technology Differentiation

zSpace's differentiated, easy-to-use and affordable technology has contributed to its success

Unique Features

Comfortable Viewing
- ✓ Proprietary 3D panel module
- ✓ Lightweight eyewear
- ✓ Full Motion Parallax



Perception of Depth

Integrated Experience
- ✓ AR/VR combined with normal 2D computing
- ✓ Easy to use and ready out of the box



Ability to Look Around

Intuitive Interaction
- ✓ Precise "open space" interaction
- ✓ Well understood and comfortable stylus design
- ✓ Accessible



Kinesthetic Realism

Naturally Collaborative
- ✓ Shared experience
- ✓ zView enabled one:many AR presentation


zSpace 2021 Virtual Field Trip
Changing student experiences. Inspiring curiosity.
Deepen Understanding
My students ask deeper questions during the unit with zSpace. We went further into the unit than ever before.
Create Engagement
The object is so simple on the outside, but when you get inside, it's so complex. Once I was able to dissect, I started looking at everything. You learn more this way.
Improve Student Outcomes
We have seen an immediate impact on student understanding of complex concepts.
Motivate Students to Want to Learn
zSpace has given me the power to create. I can try anything, I wonder what I'll make.
Prepare Students for the Workplace
This is the technology and workplace tool of tomorrow and districts want to prepare their students for success in their career.


Education's leading AR/VR solution

By end-user units shipped.

zSpace edtechx holdings
18

Proven solution with real evidence and customers…



> ***Every time I visit a zSpace class, the kids are 100 percent engaged, they absolutely love it and they can't wait to get a visitor's attention and share what they are doing.***
>
> SARAH EDWARDS
> *District Supervisor of Instructional Technology*
> Buffalo Public Schools


Sylvester Hackworth, Ph.D
Biology Professor
Bishop State Community College

You're preparing a student to go out into the real world. This is the type of technology they are going to be using at work. Since we do train a lot of nurses, a lot things they work with on the floor is this type of technology.

Sylvester Hackworth, Ph.D
Biology Professor
Bishop State Community College


IMPROVE ENGAGEMENT & RETENTION WITH HANDS-ON LEARNING

zSpace edtechx holdings
19

Software Ecosystem Content Driving Highly-Recurring Revenue

Broad application offering (both zSpace and 3rd party), including hundreds of activities* aligned with NGSS and state standards

Curriculum Areas Covered

K-12	Physical Science	Math	Health	CTE	Automotive	AI/ Programming	Advanced Manufacturing

K-12 Application Examples

zSpace Studio is a rich model exploration and presentation tool that allows students to compare, dissect, analyze, measure and annotate thousands of 3D models

Newton's Park allows students to create their own experiments and build simulations while interacting with data

Experiences include experiential-based simulations of Earth, Life, and Physical Science topics allowing students to manipulate content while learning abstract concepts

CTE/Workforce Application Examples

VR Automotive Mechanic by GTAFE allows students to practice assembly and disassembly within a virtual mechanic shop

Human Anatomy Atlas by Visible Body allows students to explore human body systems and over 4,600 anatomical structures

Advanced Manufacturing by Fun2 provides hands-on training in hydraulics, pneumatics, and manufacturing production, logistics and maintenance

zSpace edtechx holdings

* https://zspace.com/edu/activities

20

Select K12 and Workforce Experiential Learning Applications 21

Immersive and engaging zSpace and 3rd party content 22

Technology

Technology Differentiation

zSpace's differentiated, easy-to-use and affordable technology has contributed to its success

Competitive Landscape*


Robust
Customer value
Minimal
zSpace
Meta
ARCore
magic leap
zSpace's unique technology (over 70 patents) and user-focused solution make zSpace a leading AR/VR provider
Entertainment
Enterprise
Education
Industry Focus

Unique Features

- Significant Customer Installed Base
- Robust software content
- 3rd Party Developers for scale
- K12/STEM & CTE/Workforce market opportunity
- US and Global reseller partners

zSpace edtech holdings

* Source - zSpace Management.

23

The recent metaverse excitement about immersive virtual experiences... 24

...has been zSpace's core vision for the past 10 years

Our focus on immersive experiences has made us a leading education technology in the metaverse

Forbes The Missing Link In A Metaverse-For-All Vision

Jan 18, 2022,

"Given the fundamental technology zSpace has demonstrated I believe that the PC and laptop can be modified to also deliver an immersive 3D experience and has the potential of becoming, perhaps the main way people interact with virtual worlds in the future" … Tim Bajarin, Creative Strategies









zSpace edtechx holdings

25

Key Strategic Growth Pillars Continued US o r g a n i c g r o w t h I n t e r n a t i o n a l Expansion Software Ac q ui s i t i o ns Our execution plan includes multiple avenues for continued growth over the next several years 26

Sales & Marketing Growth Plans

US Key Initiatives

- New Customer Acquisition
- Existing Customer Expansion through zSpace Inspire
- Continued Virtual/Hybrid selling model
- eSports Initiative
- US Channel Strategy
- US Stimulus Funding Focus – ESSER and CARES implementations




zSpace
Educational Webinar Series
Bring Joy to Learning with AR/VR: Connecting SEL with Academic Content to Create a Motivating Learning Experience


WHERE DOES ZSPACE FIT?

International Key Initiatives

- China - potential JV
- APAC and EMEA development focus

zSpace edtech holdings 27

International Reseller Footprint Strong and growing position in leading markets across the world 28 I n t e r n a t i o n a l c u st o m e r s i n over 50 countries through over 25 major resellers Success in US education driving demand Major projects in 2021 is expected to set up 2022 well ▪ Argentina ▪ Eastern Europe

Acquisitions – Annual Recurring Revenue (ARR)

Acquisitions – Key Criteria

- Focus on key software applications within K12/STEM & CTE/Workforce
- Stable revenues, higher margins, scalable
- More web-based
- Expands IP portfolio in critical content areas



Pipeline of 50+ targets

- Prioritized focus on top 5 targets
- Could add $6m in Potential Revenue in 2023[1]
- Improved overall gross margins
- Facilitates additional international growth


Science



MATH

zSpace edtechx holdings

(1) Assumes the completion of potential software acquisitions in 2023.

29

N e a r - T e r m P r i o r i t i es Execute on software M&A pipeline Continue US organic growth Go public I n t e r n a t i o n a l Expansion 1 4 2 3 30

S a l e s R e s u l t s – Be s t Q 1 i n C o m p a n y H i s t o r y w i t h s t r o n g P i p e l i n e 1 Driven by US Growth… (despite supply chain delays impacting revenue recognition) 59 % B ook i n g s G r o w t h Y - o - Y Bookings R e v e n u e s ( $ mm ) 5.6m 8.9m 4.7m 6.0m + 59% + 28 % Cu r r e n t P i pe li n e 3 Q 1 ’ 2 1 Q 1 ’ 2 2 30 % R e v e nu e G r o w t h Y - o - Y Initial Vision/Gaining buy - in Due Diligence Funding Approval/Procurement $1 5 - $1 9 m $2 6 - $3 0 m $1 8 - $2 2 m $ 9 - $1 3 m A p p r o x . $77 m t o t a l U S : $5 . 5 m (+48%) U S : $3 . 7 m U S : $8 . 4 m (+55%) U S : $5 . 4 m Revenue Backlog 2 ( supply chain related ) 14.0m + 84% 84 % B a c k lo g G r o w t h Y - o - Y 7.6m U S : $4 . 2 m U S : $7 . 0 m (+67%) 1) Results are unaudited; actual results may materially differ. 2) Orders booked but not yet shipped and so not yet recognized as revenues 3) Represents zSpace total opportunity as of 7 - 11 - 2022. 31

32 $26.4 $33.4 $44.8 $63.0 $9.9 $4.6 $11.2 $21.0 2 0 2 4 e ( $ mm ) $90 $80 $70 $60 $50 $40 $30 $20 $10 $0 $26. 7 $34. 6 $51. 8 $77. 8 $80 $70 $60 $50 $40 $30 $20 $10 $0 2 0 21 2 0 2 3 e Low 2 0 2 4 e 2022e High B o o k i n g s : U S D r i v e s G r o w t h 2022E – 2024E Financial Projection Metrics – Booking and Revenue Estimates ( $ mm ) Actual figures may be materially different. * Ro W – E ME A , AP A C a n d Chi n a Note: Forward looking estimates are subject to change and only provided here as guidance. The ability of management to accurately predict the timing of conversion of Bookings to Revenues is complex in the current climate of global supply chain bottlenecks. As such management is more comfortable to provide a range of revenues. (a) Excluded $11m Backlog 12/31/2021. as a result of supply chain bottlenecks C AG R 32% 2021 2022e 2023e US Bookings Key Growth Driver Revenues ( R an g e an d M i dpo i n t E s ti m a t e s ) C AG R 43% (a) • • • • • Current global supply chain delays on hardware impact the conversion of zSpace orders (bookings) into recognized revenues (“revenue backlog”) Bookings currently pending shipment represent a total of $13.6m in revenue backlog as of 6/30/2022 Growing ARR (software) is a strategic focus for the company, including M&A Opportunity to accelerate distribution in new markets – APAC & EMEA $84 $36 $38 $56 US RoW *

33 2021 – 2024E Financial Projection Metrics – Profitability (Mid Points) $35.2 $22.9 $13.9 $12.0 ( $ mm ) $4 0 . 0 $3 5 . 0 $3 0 . 0 $2 5 . 0 $2 0 . 0 $1 5 . 0 $1 0 . 0 $5.0 $0.0 2 0 21 2 0 2 2 e 2 0 2 3 e 2 0 2 4 e G r o s s M a r g i n Op e ra t i n g P r o f i t ( $ mm ) Note: Estimates are subject to change and only provided here as guidance. Actual figures may be materially different. (a ) A d j u s t e d f o r d e f e rr e d o ff e r i n g c o s t s C AG R 43% A n nu a l R e c u rr i n g R e v e nu e s ( A R R ) $7.1 $9.5 $15.5 $26.4 $0 $5 $10 $15 $20 $25 $30 2021 2022e 2023e 2024e C AG R 41% ( $ mm ) • • Software contracts typically paid 1 year in advance Software revenues key driver for higher margins and profitability

2022E – 2024E Financial Metrics – Revenue Mix (Mid Points)

Revenues by Region



($mm)
$90.0
$80.0
$70.0
($mm)
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$26.7
$34.5
$51.8
$77.8
2021
2022e
2023e
2024e
US
APAC/EMEA
China

Revenues by Category



($mm)
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
$26.7
10.0
14.9
$34.5
14.6
20.0
$51.8
23.3
28.5
$77.8
38.9
38.9
2021
2022e
2023e
2024e
Hardware
Software & Services

zSpace edtechx holdings

Note: Forward looking estimates are subject to change and historical results are unaudited. Actual figures may be materially different.

34

35 11 11 6 3 3 34 (US$ mm) 0 5 10 15 20 25 30 35 40 3 - 8 8 - 12 5 9 10 14 New Business 12 4 7 - 56 51 (US$ mm) 0 10 20 30 40 50 60 Strong bookings expected to convert to revenues in 2022/2023 (Mid point) 2022 Forecasted revenue growth supported by Fulfillment of Booked Orders , ARR and Targeted Programs • Historical 60% average excluding SW & SVC ARR. • Based on Management estimates and subject to change. 2023 New Business 2 - 4 2 - 5 3 1 - 37

36 Peer Group Analysis and Operational Benchmarking

Peer Benchmarking – Valuation Metrics

($millions)

		EdTech (subscription K12 / Workforce)									Metaverse/AR/VR			
	zSpace[1]	Chegg	PowerSchool	Instructure	duolingo	coursera	docebo	Kahoot!	udemy	Median	Meta	Unity	Matterport	Median
Valuation Metrics														
Market Cap	$219	$2,806	$2,444	$3,491	$4,095	$1,976	$1,125	$1,154	$1,737	-	$455,254	$13,432	$1,351	-
EV	188	3,315	3,693	3,913	3,550	1,214	916	1,081	1,244	-	426,022	13,448	952	-
Revenue Multiples														
TEV / CY 22E Revenue	5.7x	4.4x	5.9x	8.4x	10.0x	2.2x	6.2x	7.0x	2.0x	6.1x	3.4x	9.7x	7.4x	7.4x
TEV / CY 23E Revenue	3.7x	4.1x	5.4x	7.6x	8.0x	1.8x	4.6x	5.1x	1.6x	4.8x	2.9x	7.3x	5.4x	5.4x
TEV / CY 22E Growth Adj. Revenue	0.2x	(1.6x)	0.5x	0.6x	0.2x	0.1x	0.2x	0.1x	0.1x	0.1x	0.6x	0.4x	0.4x	0.4x
TEV / CY 23E Growth Adj. Revenue	0.1x	0.5x	0.5x	0.7x	0.3x	0.1x	0.1x	0.1x	0.1x	0.2x	0.2x	0.2x	0.1x	0.2x
Gross Margin Multiples														
TEV / CY 22E Gross Margin	24.1x	6.0x	19.1x	11.0x	13.7x	3.6x	7.7x	7.6x	3.5x	7.7x	4.3x	12.5x	14.1x	12.5x
TEV / CY 23E Gross Margin	7.3x	5.5x	14.8x	9.8x	10.8x	2.9x	5.6x	5.4x	2.8x	5.5x	3.7x	9.3x	9.3x	9.3x

Matterport Peer Relevance:

- AR/VR solutions for property market
- Blended Hardware + SaaS model
- De-SPAC with Gores Holdings VI

Source: Company Filings, CapitalIQ. Market data as of 08/03/2022.
(1) Valuation metrics do not include earnout (market cap and enterprise value reflect pre-earnout figures). Based on mid point of revenue and gross margin estimates..

37

P e e r B e n c h m a r k i n g – F i n a n c i a l M e t r i c s Source: Company Filings, CapitalIQ. Market data as of 08/03/2022 1) Based on mid point of revenue and gross margin estimates. Metaverse/AR/VR ($millions) Ed T e c h ( s u b s c r i p t i o n K 1 2 / W or k f or c e ) (1) Median Median F i nan c i a l M etr i c s Scale CY 22E Revenue $34.6 $755 $625 $464 $354 $543 $147 $155 $625 - $125,003 $1,390 $130 - CY 23E Revenue 51.8 818 688 517 446 673 201 214 768 - 145,297 1,843 178 - CY 22E EBITDA NA 227 184 167 2 (49) (2) 32 (68) - 56,759 (37) (133) - CY 23E EBITDA NA 269 209 191 26 (40) 8 65 (54) - 65,684 101 (108) - Growth C Y 22 E Re v enu e Growth 29% (3%) 12% 14% 41% 31% 41% 70% 21% 22% 6% 25% 17% 17% C Y 23 E Re v enu e Growth 49% 8% 10% 11% 26% 24% 36% 38% 23% 22% 16% 33% 37% 33% C Y 21 A - C Y 23 E Re v enu e C A G R 39% 3% 11% 13% 33% 27% 39% 53% 22% 22% 11% 29% 27% 27% Profitability C Y 22 E G r o s s Margin 40% 73% 67% 77% 74% 62% 81% 92% 56% 73% 79% 77% 52% 77% C Y 23 E G r o s s Margin 44% 74% 68% 77% 74% 63% 82% 93% 58% 74% 80% 78% 57% 78% CY 22E EBITDA Margin NA 30% 29% 36% 0% (9%) (2%) 21% (11%) 11% 45% (3%) (103%) (3%) CY 23E EBITDA Margin NA 33% 30% 37% 6% (6%) 4% 31% (7%) 18% 45% 5% (61%) 5% 38

Leadership Team



Paul Kellenberger
Chief Executive Officer

Prior to zSpace, Paul was CEO for Chancery Software, an Enterprise SIS provider. Paul built a successful team and profitably grew the business, resulting in a sale to Pearson.

Former senior executive in general management, sales, marketing, and corporate development at Motorola, Digital Equipment Corp, and Inacom Corporation (acquired by HP).



Joe Powers
Chief Financial Officer

Joe has over 20 years experience in senior level financial positions with high-technology/high growth companies.

Prior to joining zSpace, Joe was CFO for Virident Systems, WorkRite Ergonomics, Bay Packets (acquired by Genband), Pacific Microsonics (acquired by Microsoft) and ViTel International.



Mike Harper
Chief Product and Marketing Officer

Mike has more than 20 years of successful experience in general management, sales, marketing and corporate development with both start-ups and large companies.

Mike has held executive positions with Fortisphere, Syfact, BNX Systems and USinternetworking, Inc. (USi).



Ron Rheinheimer
Chief Revenue Officer

Ron has over two decades of experience in sales, sales leadership, strategic partnerships and strategy development.

Ron has been a leader at early stage and large companies, including 11 years at Pearson.

Early in his career, Ron held Leadership roles at Chancery Software, Inacom (acquired by HP), and Avantas.



Tara Choy
Chief People Officer

Tara brings over 12 years of experience in HR Administration with both large companies and start-ups.

Tara has played key roles in organizational development, streamlining processes and procedures and ensuring compliance.

Tara Global HR Director for ActiveVideo (acquired by ARRIS and Charter Communications).

39

Appendix 40

I l l u s tr a t i v e Us e o f F un d s * P o s t M e r g e r Acquisitions 54% Product Development (NRE) 21% Capital Expenditures 1% Operating Activities 7% Repayment of Bank Line 17% * Assumes $24M minimum cash from EDTX trust after payment of EdtechX expenses (est $6m) and net of debt retirement

Illustrative Proforma zSpace Balance Sheet [a]

(Prior to Business Combination With EdtechX)

[a] Notes and Assumptions

1) zSpace Inc. - March 31, 2022 ending balance sheet. (unaudited)

+

2) zSpace remaining Debt:

- *$4M drawn under East West Bank (EWB) senior debt facility.*
- *zSpace shareholders debt conversion/ retirement ($25M committed PIPE) at merger closing.*

	zSpace
Assets	**At Merger**
Current Assets	
Cash	$ 6,097,709
Accounts Receivable	$ 5,777,858
Inventory	$ 6,189,588
Prepaid Expenses	$ 4,108,486
Current Assets Total	**$ 22,173,641**
Fixed Assets (net)	$ 325,580
Other Assets	$ 15,692
Assets Total	**$22,514,913**
Liabilities & Equity	
Current Liabilities	
Accounts Payable	$ 3,915,248
Inventory received not billed	$ 228,190
Accrued Compensation	$ 1,609,004
Deferred Revenue	$ 12,026,218
Taxes Payable	$ 23,533
Other Accrued liabilities	$ 497,955
Term Loans	$ 4,000,000
Current Liabilities Total	**$ 22,300,148**
Shareholders' Equity [1]	$ 214,764
Liabilities & Equity Total	**$22,514,913**

Risk Factors 43 Risks Related to zSpace’s Business and Industry Following the Business Combination • zSpace has a limited operating history at the current scale of its business and is still scaling up its monetization efforts, which makes it difficult to evaluate its current business and future prospects, and there is no assurance it will be able to scale its business for future growth • Adverse general and industry - specific economic and market conditions, reductions in IT spending or changes in the spending policies or budget priorities for government funding of K - 12 school may reduce demand for zSpace’s products and platform, which could harm its results of operations. • zSpace has benefitted from the U.S. federal government’s stimulus packages focused on educational initiatives approved as a result of the COVID - 19 pandemic and there is no guarantee additional funding will be approved. • zSpace’s business is subject to seasonal sales and customer growth fluctuations which could result in volatility in zSpace’s operating results some of which may not be immediately reflected in its financial position and results of operations.[We face risks related to our contracts with state and local government entities and, to a lesser extent, federal government agencies, as well as difficulties with contracting with large customers with substantial negotiating leverage, both of which could harm our results of operations. • State or local legislation may be adopted that limits or bans instruction in public schools that includes or promotes social or emotional learning, which could limit zSpace’s ability to operate in those states and/or localities and have an adverse impact on its business, operating results, and financial condition. • zSpace’s business is highly competitive. Competition presents an ongoing threat to the success of its business. • zSpace’s future revenues and operating results will be harmed if zSpace is unable to acquire new customers, if its customers do not renew their contracts with it, or if it is unable to expand sales to its existing customers or develop new products that achieve market acceptance. • zSpace’s business is dependent on its ability to maintain and scale its product offerings and technical infrastructure, and any significant disruption in the availability of zSpace’s platform could damage zSpace’s reputation, result in a potential loss of customers and engagement , and adversely affect zSpace’s business, operating results, and financial condition. • If zSpace fails to maintain, enhance or protect its brand, zSpace’s ability to expand its customer base will be impaired and its business, financial condition and results of operations may suffer. • zSpace has experienced rapid growth and expects to in its growth for the foreseeable future. If zSpace fails to manage its growth effectively, its business, operating results, and financial condition would be adversely affected. • If zSpace does not successfully anticipate market needs and develop products and services and platform enhancement that meet those needs, or if those products, services and platform enhancements do not gain market acceptance, its business, operating results, and financial condition will be adversely impacted. • zSpace plans to continue expanding its international operations where it has limited operating experience and may be subject to increased business and economic risks that could seriously harm its business, operating results, and financial condition. • If zSpace needs additional capital in the future, it may not be available on favorable terms, if at all. • zSpace plans to continue to make acquisitions, which could harm its financial condition or results of operations and may adversely affect the price of its common stock. • zSpace’s business depends largely on its ability to attract and retain talented employees, including senior management. If zSpace loses the services of Paul Kellenberger, its Chief Executive Officer, or other members of its senior management team, zSpace may not be able to execute on its business strategy. • zSpace’s products, platform, and internal systems rely on software and hardware that is highly technical, and any errors, bugs, or vulnerabilities in these systems, or failures to address or mitigate technical limitations in zSpace’s systems, could adversely affect its business. • zSpace's current planned or expected future acquisitons may not sucessfully materialize or close, which would adversely affect zSpace's business, financial condition and operating results

Risk Factors (Cont.) 44 Risks Related to Financial and Accounting Matters • zSpace’s operating results may fluctuate significantly, which makes its future results difficult to predict. • Certain of zSpace’s market opportunity estimates, growth forecasts and key metrics could prove to be inaccurate, and any real or perceived inaccuracies may harm its reputation and negatively affect its business. • zSpace has a history of net losses and may experience net losses in the future and zSpace cannot assure you that it will achieve or sustain profitability. If zSpace cannot achieve or sustain profitability, its business, financial condition, and operating results will be adversely affected. • zSpace’s ability to use its U.S. federal and state net operating losses to offset future taxable income may be subject to certain limitations which could subject zSpace’s business to higher tax liability. • zSpace’s financial results may be adverse affected by changes in accounting principles generally accepted in the United States and its financial estimates may be different than its financial results. [If currency exchange rates fluctuate substantially in the future, zSpace’s operating results, which are reported in U.S. dollars, could be adversely affected. • zSpace may have exposure to greater - than - expected tax liabilities, which could seriously harm its business. • Taxing authorities in the U . S . and in foreign jurisdictions may successfully assert that zSpace should have collected or in the future should collect sales and use, gross receipts, value - added or similar taxes and may successfully impose additional obligations on zSpace, and any such assessments or obligations could adversely affect zSpace’s business, operating results, and financial condition . • The interpretation and application of recent U.S. tax legislation or other changes in U.S. or non - U.S. taxation of zSpace’s operations could harm its business, operating results, and financial condition. Ri s k s Re l at e d t o L e g a l a n d Re g u l at o r y M att e r s • zSpace may be liable as a results of content or information that is published or made available on its platform. • zSpace’s customers are highly regulated and subject to a number of challenges and risks. zSpace’s failure to comply with laws and regulations applicable to it as a technology provider for Higher Education and K - 12 could adversely affect its business and results of operations, increase costs and impose constraints on the way zSpace conducts its business. • zSpace could be involved in legal disputes that are expensive and time consuming, and, if resolved adversely, could harm its business, operating results, and financial condition. • The obligations associated with operating as a public company following the Business Combination will require significant resources and management attention and will cause zSpace to incur additional expenses, which will adversely affect its profitability. • Failure to maintain effective systems of internal control and disclosure controls could have a material adverse effect on zSpace’s business, operating results, and financial condition. Ri s k s Re l at e d t o I n t e ll e c t u a l P r o p e r t y • Failure to protect and enforce zSpace’s proprietary technology and intellectual property rights could substantially harm its business, operating results. and financial condition. • zSpace’s use of “open source” software could subject it to possible litigation or could prevent it from offering products that include open source software or require it to obtain licenses on unfavorable terms. • Our cybersecurity and data privacy programs are in the early stages and any interruptions due to cyberattacks or to our failure to maintain adequate security and supporting infrastructure as we scale, could damage our reputation, business, operating results, and financial condition. Risks Related to Ownership of zSpace’s Common Stock • zSpace does not intend to pay dividends for the foreseeable future, and as a result, your ability to achieve a return on your investment will depend on appreciation in the price of zSpace’s common stock. • Our cybersecurity and data privacy programs are in the early stages and any interruptions due to cyberattacks or to our failure to maintain adequate security and supporting infrastructure as we scale, could damage our reputation, business, operating results and financial condition.

Risk Factors (Cont.)

Risks Related to the Business Combination

- Public stockholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a "group," will be restricted from seeking redemption rights with respect to more than 15% of the public shares.
- EdtechX's sponsors and officers and directors own Class A common stock and warrants that will be worthless and have incurred reimbursable expenses that may not be reimbursed or repaid if the Business Combination is not approved and that may entitle them to a greater return on their initial investment than other public stockholders or holders of warrants if the Business Combination is approved. Such interests may have influenced their decision to approve the Business Combination with zSpace.
- The Sponsors and the directors and officers of EdtechX stand to make a substantial profit even if the combined company subsequently declines in value or the Business Combination is unprofitable for the public stockholders, and the directors and officers of EdtechX had more of an economic incentive for EdtechX to enter into, and have more of an economic incentive for EdtechX to complete, the Business Combination.
- Certain of the Sponsors, which are ultimately controlled by certain officers and directors of EdtechX, are liable under certain circumstances to ensure that proceeds of the trust are not reduced by vendor claims in the event the Business Combination is not consummated. Such liability may have influenced the decision of EdtechX's officers and directors to approve the Business Combination with zSpace.
- The exercise of EdtechX's directors' and officers' discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in the best interests of EdtechX's stockholders.
- If (i) EdtechX's stockholders do not approve the proposal to proposal to amend Edtech's amended and restated certificate of incorporation, as amended to extend the date by which the Company has to consummate a business combination from June 15, 2022 to December 15, 2022 or (ii) if such proposal is approved, but EdtechX is unable to complete the Business Combination with zSpace or another business combination by December 15, 2022 (or such later date as may be approved by EdtechX's stockholders), EdtechX will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, third parties may bring claims against EdtechX and, as a result, the proceeds held in the trust account could be reduced and the per-share liquidation price received by stockholders could be less than $10.15 per share.
- EdtechX's board of directors did not obtain a fairness opinion in determining whether or not to proceed with the Business Combination and, as a result, the terms may not be fair from a financial point of view to the public stockholders.
- EdtechX's stockholders may be held liable for claims by third parties against EdtechX to the extent of distributions received by them.
- Activities taken by existing EdtechX stockholders to increase the likelihood of approval of the business combination proposal and the other proposals could have a depressive effect on EdtechX's shares.
- If EdtechX is deemed to be an investment company under the Investment Company Act, it may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult for it to complete the Business Combination.
- Economic uncertainty or downturns, including as a result of the COVID-19 pandemic, supply chain disruptions, the Ukraine - Russia conflict, rising fuel prices, inflation and increasing interest rates could adversely affect zSpace's business, financial condition and operating results.

zSpace edtechx holdings 45